Exhibit 10.11

                         CITYPLEX TOWERS LEASE AGREEMENT


     THIS LEASE AGREEMENT (the "Lease") is made and entered into on this the 27th day of January, 2005, between Oral Roberts University, an Oklahoma corporation ("Landlord") and ENGlobal Engineering, Inc., a Texas corporation ("Tenant" ).

     WITNESSETH:
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     1. Definitions.

          (a) "Project" shall mean the real property described in Exhibit "A" attached hereto and made a part hereof and the improvements constructed thereon.

          (b) "Building" shall mean the CityPlex Towers Building, located on the real property described in Exhibit "A" attached hereto and made a part hereof which has a street address of 2408, 2448 and 2488 E. 81st Street, Tulsa, Oklahoma 74137.

          (c) "Premises" shall mean the suite of offices outlined on the floor plan attached to this Lease as Exhibits "B", "B-l, B-2, B-3 and B-4, attached hereto and made a part hereof which has a street address of 2448 E. 81st St., Suite 3300, Tulsa, Oklahoma, 74137. The Premises are stipulated for all purposes to contain approximately 50,631 square feet of "Net Rentable Area" (as hereafter defined). The Premises are located in the Building.

          (d) "Base Rental" shall mean the sum of $491,120.70 per annum as adjusted under Paragraph 29 hereof. The Base Rental due for the first month of the Lease Term (as hereafter defined) has been deposited with Landlord by Tenant contemporaneously with the execution hereof.

          (e) "Commencement Date" shall mean September 1, 2005, except as such date may be delayed pursuant to the provisions of Paragraph 3(c) hereof.

          (f) "Lease Term" shall mean the term commencing on the Commencement Date and continuing until 29 months after the first day of the first full month following the Commencement Date.

          (g) "Security Deposit" shall mean the sum of $22,300.00. The security deposit has been deposited with Landlord by Tenant contemporaneously with the execution hereof.

          (h) "Building Common Areas" shall mean those areas devoted to lobbies and entryways.

          (i) "Common Areas" shall mean the Building Common Areas and corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

          (j) "Single Floor Common Areas" shall mean that part of the Common Areas located on a designated floor.

          (k) "Service Areas" shall mean those areas within the outside walls of the Building used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas for the exclusive use of a particular Tenant).

          (1) "Net Rentable Area" of one floor of the Building shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Building to the Common Areas or Service Areas side of walls separating the Common Areas and Service Areas from any other areas of the floor.

          (m) "Net Rentable Area of the Building" shall mean the total of the Net Rentable Area of all floors of the Building.

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          (n) "Net Rentable Area of the Premises" shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Premises to the mid-point of any walls separating portions of the Premises from those of adjacent tenants and to the Common Areas or Service Areas side of walls separating the Premises from Common Areas and Service Areas, subject to the following:

                    (1) Net Rentable Area of the Premises shall not include any Service Areas.

                    (2) Net Rentable Area of the Premises shall include a pro rata part of the Building Common Areas plus a pro rata part of the Single Floor Common Areas on the floor on which the Premises are located, such prorations based upon an allocation to each floor of the Building of Building Common Areas (based upon the Net Rentable Area of each floor and the Net Rentable Area of the Building, exclusive of Building Common Areas) and upon the ratio of the Net Rentable Area of the Premises to the total Net Rentable Area of such floor.

                    (3) Net Rentable Area of the Premises shall include any columns and/or projection(s), which protrude into the Premises and/or the Common Areas.

          (o) "Basic Costs" intentionally omitted.

          (p) "Exterior Common Areas" shall mean those areas of the Project which are not located within the Building and which are provided and maintained for the common use and benefit of Landlord and Tenants of the Building generally and the employees, invitees and licensees of Landlord and such Tenants; including without limitation all parking areas, enclosed or otherwise, all streets, sidewalks and landscaped areas located within the Project.

          (q) "Tenant Improvements", when used herein, shall mean those improvements to the Premises which Landlord has agreed to provide pursuant to the plans and specifications ("Plans") attached (or to be attached) hereto as Exhibit "C" and made a part hereof. In the event the Plans are not attached to this Lease as of the date of execution hereof, this Lease shall terminate, at Landlord's option, on the day next following the 14th day from the date hereof unless Landlord and Tenant initial and attach the Plans to this Lease on or before such date. Landlord's approval of and initialing of any plans and specifications shall be at Landlord's sole discretion. All Tenant Improvements shall be made and constructed only by Landlord or Landlord's designee. Except to the extent otherwise agreed (and described on an addendum to the Plans), the making and constructing of the Tenant Improvements shall be at Tenant's expense. "Building Standard" shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

     2. Lease Grant. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

     3. Lease Term.

          (a) This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later day under any other term or provision hereof.

          (b) If by the date specified in Paragraph l(e) the Tenant Improvements have not been substantially completed pursuant to the Plans due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability as a result of such noncompletion and the obligations of this Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.

          (c) If, however, the Tenant Improvements are not substantially completed due to any reason other than an omission, delay or default by Tenant or someone acting under or for Tenant, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, the Commencement Date shall be delayed and the rent herein provided shall not commence until the earlier to occur of actual occupancy by Tenant or substantial completion of the Tenant Improvements.

     4. Use. The Premises shall be used for office purposes and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal including the sale, directly or indirectly, of

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pornographic material, or the sale of any other product or service which, in
Landlord's judgement, creates a nuisance or which would increase the cost of insurance coverage with respect to the Project or the Building.

     5. Base Rental.

          (a) Tenant agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the Base Rental and all such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called "rent", for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustments thereto pursuant to Paragraphs 20, 21, and 29 hereof, shall be due and payable in advance in equal monthly installments on the first day of each calendar month during the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address in Tulsa County as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

          (b) In the event any installment of rent is not paid when due and payable, Tenant shall pay a late charge of $25.00 per day for each day of delinquency.

     6. Basic Cost Increase Adjustment. Intentionally omitted.

     7. Services to be Furnished by Landlord. Landlord agrees to furnish Tenant the following services:

          (a) Hot and cold water at those points of supply provided for general use of tenants in the Building on the floor(s) on which the Premises are located and central heat and air conditioning in the Premises in season, at such temperatures and in such amounts as are reasonably considered by Landlord to be standard or as required by governmental authority. Landlord shall provide heating, air-conditioning, utilities, and electricity twenty-four (24) hours per day, seven (7) days per week.

          (b) Routine maintenance and electric lighting service for all Exterior Common Areas, Building Common Areas, Single Floor Common Areas on the floor on which the Premises are located, and Service Areas in the manner and to the extent deemed by Landlord to be standard.

          (c) Janitor service in the Premises, Monday through Friday, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Landlord. Tenant shall cooperate with Landlord's employees in the furnishing by Landlord of janitorial services at such times (including Normal Business Hours) as Landlord elects to have the necessary work performed; provided, however, that janitorial services performed by Landlord during Normal Business Hours shall be performed in such a manner as to not interfere unreasonably with Tenants use of the Premises.

          (d) Subject to the provisions of Paragraph 13, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

          (e) All Building Standard fluorescent bulb replacement in the Premises and fluorescent and incandescent bulb replacement in the Building Common Areas, Single Floor Common Areas on the floor on which the Premises are located, and Service Areas.

          (f) Landlord may elect to provide security in the form of limited access to the Building during other than Normal Business Hours. In such event Landlord may require those tenants requesting access to the Building during other than Normal Business Hours to pay a fee for access to partially reimburse Landlord for the cost of the system which limits after-hours access. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and Landlord shall not be required to insure against any such losses. Tenant shall (a) cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto.

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     The failure by Landlord to any extent to furnish these services or the interruption or termination of these defined services in whole or in part, resulting from causes beyond the reasonable control of Landlord shall neither render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

     8. Tenant Improvements to be Made by Landlord. Except for those of the Tenant Improvements to be at Landlord's cost, all installations and improvements now or hereafter placed on the Premises shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord in advance as additional rent. All such installations and improvements must be approved in writing by Landlord in advance of installation or construction.

     9. Maintenance and Repair of Premises by Landlord. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises, the Building, or the Project.

     10. Graphics. Tenant shall not erect or install any sign or other type display whatsoever, either upon the exterior of the Building, upon or in any window, or in any lobby, without the prior express written consent of Landlord. The color and fabric of the lining of all drapes or, if unlined, the draperies themselves which Tenant desires to place on exterior windows or openings of the Building must be approved by Landlord prior to their installation so that a uniform color appearance may be preserved from the exterior of the Building. Landlord agrees to furnish a directory of the names and locations of its tenants and to install and maintain the same at a convenient location in the lobby of the Building. The initial listing of the name and room number of the Tenant shall be furnished without charge. The listings of additional names or room numbers and changes or revisions of listings shall be made by Landlord at the cost of Tenant.

     11. Care of the Premises by Tenant. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted.

     12. Repairs and Alterations by Tenant. Tenant covenants and agrees with Landlord that all repairs and replacements to the Building or Project occasioned by damage done to the Building or Project or any part thereof caused by Tenant or Tenant's agents, employees, invitees, or visitors shall be made by Landlord or Landlord's designee at the Tenant's sole cost and expense. Such repairs shall restore the Building or Project to as good a condition as it was in prior to such damage and shall be effected in compliance with all applicable laws. Tenant shall pay the Landlord's cost of such repairs and alterations to the Landlord in advance as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, install any vending machines on the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the prior written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect. Any and all alterations to the Premises shall be made by Landlord or Landlord's designee and shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises which removal, if required, shall be performed by Landlord or Landlord's designee and, in such event Tenant shall pay to Landlord on demand Landlord's cost of restoring the Premises to Building Standard.

     13. Use of Electrical Services by Tenant. Tenant's use of electrical services furnished by Landlord shall be subject to the following:

          (a) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of 2 watts per square foot of Net Rentable Area of the Premises.

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          (b) Tenant's lighting shall not have a design load greater than an average of 2 watts per square foot of Net Rentable Area of the Premises.

          (c) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per Paragraphs 13(a) and 13(b), or generates heat in excess of that Landlord's air conditioning system is designed to handle, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from landlord or, upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

                    (i) Tenant shall pay for all costs of installation and maintenance of submeters, wiring, additional air conditioning systems and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities or heat generation.

                    (ii) Tenant shall reimburse to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates charged to Landlord (which rates shall be in accordance with any applicable laws) as well as all costs of operating additional air conditioning systems deemed necessary by Landlord on account of Tenant's excess consumption and/or heat generation.

                    (iii) Landlord may, at its option, upon not less than thirty- (30) days' prior written notice to Tenant, discontinue the availability of such extraordinary utility service and/or air conditioning service. If Landlord gives any such notice, Tenant will contract directly with such public utility at Tenant's cost for the supplying of such utility service to the Premises.

     14. Parking. During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non- reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord reserves the right to designate parking areas within the Project or in reasonable proximity thereto, for Tenant and Tenant's agents and employees. Tenant shall provide Landlord with a list of all license numbers for the cars owned by Tenant, its agents and employees. In the event that Tenant, its agents and employees, park on portions of the Common Area other than those assigned to Tenant, Landlord reserves the right to charge Tenant as additional rental hereunder Twenty-five Dollars ($25.00) for each such occurrence.

     15. Laws and Regulations. Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental entity or agency having jurisdiction of the Premises.

     16. Building Rules. Tenant will comply with the rules of the Building and the Project adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules for the Project are attached hereto as Exhibit "D" and made a part hereof.

     17. Entry by Landlord. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon all or any part of the Premises or to the Building at all reasonable hours (and in emergencies at all times) to inspect the same, to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

     18. Assignment and Subletting.

          (a) Tenant shall not assign, sublease, transfer, sell or encumber this Lease or any interest therein. Any attempted assignment, sublease, transfer, sale or encumbrance by Tenant in violation of the term and covenants of this paragraph shall be void.

          (b) All cash or other proceeds of any assignment, sublease, transfer, or sale of Tenant's interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord, notwithstanding the fact that such proceeds

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exceed the rentals called for hereunder, unless Landlord agrees to the contrary in advance in writing, and Tenant hereby assigns to Landlord all rights it might have or ever acquire in any such proceeds. This covenant and assignment shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee, transferee, or purchaser of Tenant's interest in this Lease (all such assignees, sublessees, transferees, and purchasers being hereinafter referred to as "Successors"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such assignment, subletting, transfer, or sale in violation of the provisions hereof.

     19. Mechanic's Liens. Tenant will not permit any mechanic's or materialman's lien or liens to be placed upon the Premises, the Building, or the Project and nothing in this Lease shall be deemed or construed in anyway as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, the Building, or the Project, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's, or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as additional rent.

     20. Insurance.

          (a) Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts, as the Building's mortgagees shall require payable solely to Landlord or the mortgagees of the Building, as their interests shall appear. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and in such additional amounts as are required to meet Tenant's obligations pursuant to Paragraph 24 hereof. Tenant's insurance pursuant to the provisions of Paragraphs 20(a) and 20(b) hereof shall provide that such insurance may not be cancelled or expire without at least thirty (30) days' prior written notice to Landlord from the insurer. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with this Paragraph 20(a) and Paragraph 20(b).

          (b) Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Building with the premiums thereon fully paid on or before due date, issued by and binding upon an insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof and shall name Oral Roberts University and Tower Realty Group, Inc. as additional insureds. Landlord shall not be required to maintain insurance against thefts within the Premises, the Building or the Project generally.

     21. Property Taxes. Landlord agrees (subject to the provisions of Paragraph 6 hereof) to pay all ad valorem taxes levied against the Project, but Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable under this Paragraph are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

     22. Indemnity. Landlord and its officers, agents, managers, and employees shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, or employees, invitees, licensees or any other person entering the Project under the invitation of Tenant or arising out of the use of the Premises by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord and its officers, agents, managers, and employees harmless from all liability and claims for any such damage or injury.

     23. Waiver of Subrogation Rights. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents,

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officers, managers, or employees, for any loss or damage that may occur to the
Premises, or any improvements thereto, or the Building or the Project, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraph 20 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, managers, or employees.

     24. Casualty Damage. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of the Building should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord's obligation to restore shall not exceed the scope of the work required to be done by Landlord at Landlord's expense in originally constructing the Building and installing the Tenant Improvements, nor shall Landlord be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the portions of the Premises originally furnished at Landlord's expense have been restored by Landlord, Tenant shall, at Tenant's expense, complete the restoration of the Premises, including the reconstruction of all improvements in excess of those Tenant Improvements originally installed at Landlord's expense, and the restoration of Tenant's furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building or the Project be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building or the Project caused thereby to the extent such cost and expense is not covered by insurance proceeds.

     25. Condemnation. If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event, this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and the Tenant Improvements, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to, and expressly waives all claims to, any such compensation.

     26. Damages From Certain Causes. Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. Nor shall Landlord be liable for any damage or inconvenience, which may arise through repair or alteration of any part of the Building, the Project, or the Premises.

     27. Events of Default/Remedies.

          (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant all of which

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terms, provisions and covenants shall be deemed material; (ii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iii) Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises; (iv) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (v) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant's notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; or (vi) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

          (b) If Tenant does not make payment when due of any rental installment required of Tenant in the Lease, or if default by Tenant under this Lease otherwise occurs, in addition to the imposition of appropriate late charges, Landlord may, at its option, declare the total Base Rental due or to be due under this Lease immediately due and payable and, if the same is not paid upon demand, said total Base Rental shall be past due, delinquent, and in default.

          If Tenant does not make payment when due of any rental installment, Tenant waives notice of rent due and demand for payment of said unpaid installment and waives notice and demand by Landlord for the Tenant to quit and vacate the Premises if such rent not be paid.

          (c) Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph 27 or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand for possession whatsoever (and without limiting the generality of the foregoing), Tenant hereby specifically waives notice and demand for payment of rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law): (i) terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

          In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or repossession and of Landlord's intent to re-enter or take possession. Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in rent, expel or remove Tenant any other persons who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 30 hereof shall apply with respect to the period from and after the giving of notice of such election to Tenant. All Landlords' remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

          (d) This Paragraph 27 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant's right of occupancy, Tenant and Landlord hereby agree that notice, either oral or by telephone, or by any act of Landlord that comes to the attention of Tenant, its agents, servants, or employees, which reflects Landlord's intention to terminate, shall be sufficient to evidence and effect the termination herein provided for, but Tenant hereby agrees that, as between Landlord and Tenant, its successors and assigns, no such notice shall ever be necessary to effect a termination hereunder.

          (e) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies; it will give the mortgagees holding mortgages on the Building notice and a reasonable time to cure any default by Landlord.

     28. Peaceful Enjoyment. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon each of Landlord and its successors only with respect to breaches occurring during the respective periods of ownership of each of the Landlord's interest hereunder.

     29. Consumer Price Index Adjustment. Effective the first day following each one-year period of the Lease Term, the Base Rental hereunder shall be increased over the Base Rental payable hereunder during the preceding year by an amount which represents a percentage increase in the Base Rental payable during the preceding year, equal to the percentage increase in the CPI (hereafter defined) between the most recent CPI publication prior to the commencement of the preceding one-year period and the most recent CPI publication as of the date thirty (30) days prior to such annual adjustment in Base Rental. CPI shall mean the Consumer Price Index for All Urban Consumers (CPI-U) for all items (Dallas/Forth Worth, Texas Area) published by the Bureau of Labor Statistics, U.S., U.S. Department of Labor (1967 equals 100). If the Bureau of Labor Statistics shall ever cease to compile or publish the CPI-U, then CPI shall thereafter mean such other index of prices published by the U. S. Government as most nearly approximates the CPI-U now published. All calculations made hereunder shall, if necessary, be adjusted to reflect any change in the base year used in calculating the CPI. Landlord shall be entitled to require that the payment of the adjustment to Base Rental provided for in this paragraph be made in monthly installments equal to 1/12 of such adjustment for each year during the remainder of that year, such installments being due and payable on the first day of each calendar month during such year.

     30. Holding Over. In the event of holding over by Tenant after expiration or other termination of this Lease, or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 27 (c)(ii) hereof, Tenant shall, throughout the entire holdover period, pay rent equal on a per diem basis, to twice the Base Rental and additional Base Rental which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the term of the Lease. The provision of this paragraph shall not be in place of or in lieu of, but shall be in addition to, the provisions of Paragraph 27(b).

     31. Subordination to Mortgage. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, upon the Building or upon the Project as a whole, and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, the Building or the Project as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. The terms of this Lease are subject to approval by the Building's permanent lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any instrument of subordination herein required to be executed by Tenant promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

     32. Landlord's Lien. Intentionally omitted.

     33. Attorney's Fees. In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay the other party's reasonable attorney's fees.

     34. No Implied Waiver. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement of this Lease or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     35. Personal Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Project and Tenant agrees to look solely to Landlord's interest in the Project for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

     36. Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment or rental or a measure of Tenant's damages in case of default by Tenant. Unless otherwise provided by mandatory non-waivable law or regulation, Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of all or any part of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, Landlord shall return the balance of the Security Deposit remaining after any such application to Tenant. If Landlord transfers its interest in the Premises during the term of the Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

     37. Notice. Any notice in the Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited. Notices mailed shall be addressed to the parties at the following addresses:

         If to Landlord:                    If to Tenant:

         Oral Roberts University            ENGlobal Engineering, Inc.
         c/o Tower Realty Group, Inc.       Attn: Robert Raiford
         2488 E. 81st St., Suite 188        P.O. Box 20397
         Tulsa, OK 74137                    Beaumont, TX 77720

or in each case to such other address as either party may from time to time designate in writing.

     38. Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     39.

     40. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Oklahoma.

     41. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

     42. Time of Performance. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

     43. Transfers by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Premises, the Building, the Project, and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder and Tenant agrees to look solely to Landlord's successor in interest then occupying Landlord's position hereunder for the performance of such obligations.

     44. Commissions. Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense, or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease and due to any action of the indemnifying party.

     45. Effect of Delivery of This Lease. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer or option to Tenant for Tenant to lease the Premises. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

     46. Relocation. In the event the Premises contain 5,000 square feet or less of Net Rentable Area of the Premises, Landlord shall be entitled to cause Tenant to relocate from the Premises to a comparable space ("Relocation Space") within the Building at any time after reasonable written notice not in excess of ninety
(90) days is given to Tenant of Landlord's election. Any such relocations shall be entirely at the expense of Landlord or the third party tenant replacing Tenant in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined.

     47. Building Name. Landlord reserves the right at any time and from time to time to change the name by which the Building is designated.

     48. Corporate Authority. If Tenant is a corporation, Tenant warrants that it has legal authority to operate and is authorized to do business in the state of Oklahoma. Tenant and the person executing this Lease on behalf of Tenant warrant that the person or persons executing this Lease on behalf of Tenant has authority to do so and to fully obligate Tenant to all terms and provisions of this Lease. Tenant shall, upon request from Landlord, furnish Landlord with a certified copy of resolutions of Tenant's Board of Directors authorizing this Lease and granting authority to execute it to the person or persons who have executed it on Tenant's behalf.

     49. Exhibits. Exhibits "A", "B", "C", "D" and Addendum are attached hereto and incorporated herein and made a part of this Lease for all purposes:

     50. Prior Agency Disclosure. Tenant acknowledges that prior to its entering into this Lease the Landlord and Tower Realty Group, Inc. have disclosed to Tenant that:

          (a) Tower Realty Group, Inc. is a licensed real estate broker in Oklahoma, and,

          (b) with regard to the Building, Tower Realty Group, Inc. is the Landlord's leasing agent and property manager.

     51. Broker. The parties hereto agree that the sole broker who negotiated and brought about this transaction was Austin Neal of Tower Realty Group, Inc. Landlord agrees to pay a commission therefor as per separate agreement.

     Tenant represents it neither consulted nor negotiated with any broker other than Austin Neal of Tower Realty Group, Inc. with regard to the Leased Premises. Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions from anyone other than Austin Neal of Tower Realty Group, Inc. and with whom Tenant has dealt in connection with the Premises or this Lease.

     The representations and indemnities contained in this Section 51 shall survive the expiration or earlier termination of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple counterparts as of the day and year first above written.

                                                LANDLORD


WITNESS:                                        Oral Roberts University,
/s/ Austin Neal                                 an Oklahoma corporation
Name
                                                By: /s/ David Elsworth
                                                ----------------------

                                                Title: EVP



                                                TENANT


WITNESS:                                        ENGlobal Engineering, Inc.
/s/Jean Whitaker                                a Texas corporation

                                                By: /s/ William A. Coskey
                                                -------------------------

                                                Title CEO

                                   Exhibit "A"
                                   -----------

                                LEGAL DESCRIPTION
                                -----------------

According to the recorded plat thereof Tulsa County, City of Tulsa, State of Oklahoma, known as:

A tract of land that is part of Lot One (1), Block One (1), of ORAL ROBERTS UNIVERSITY HEIGHTS 2ND ADDITION, an Addition to the City of Tulsa, Tulsa County, Oklahoma, according to the Recorded Plat thereof, more particularly described as follows, to-wit:

STARTING at the Northwest corner of said Lot 1; thence South 89 degrees 48' 06" E along the Northerly line of Lot 1 for 939.90 feet to the POINT OF BEGINNING of said tract of land; thence continuing South 89 degrees 48' 06" E along said Northerly line for 558.08 feet; thence S 0 degrees 11' 54" W for 30.29 feet to a point of curve; thence Southerly and Southwesterly along a curve to the Right, with a central angle of 45 degrees 00' 00" and a radius of 217.87 feet, for
171.12 feet to a point of Reverse curve; thence Southwesterly along a curve to the left with a central angle of 38 degrees 21' 41" and a radius of 191.83 feet, for 128.44 feet to a point of compound curve, thence Southwesterly, Southerly and Easterly along a curve to the left, with a central angle of 96 degrees 38' 19" and a radius of 18.83 feet for 31.77 feet to a point of tangency; thence S 89 degrees 48' 06" E along said tangency for 50.01 feet; thence S 00 degrees 11' 54" W for 254.33 feet; thence N 89 degrees 48' 06" W for 41.82 feet to a point of curve; thence Westerly, Southerly and Southeasterly along a curve to the left, with a central angle of 101 degrees 10' 31" and a radius of 18.83 feet, for 33.26 feet to a point of compound curve; thence Southeasterly and Easterly along a curve to the left with a central angle of 78 degrees 49' 29" and a radius of 511.83 feet, for 704.16 feet to a point of tangency; thence S 89 degrees 48' 06" E along said tangency for 656.38 feet to a point on the Easterly line of said Lot 1, said point being 1008.29 feet Southerly of the Northeast corner thereof; thence S 0 degrees 24' 38" W along said Easterly line for 598.22 feet; thence N 89 degrees 53' 47" W along an extension of and along the Northerly line of Lot 1 in Block 1 of UNIVERSITY VILLAGE, an Addition to the City of Tulsa, Tulsa County, Oklahoma, for 2538.15 feet to the Northwest corner of said Lot 1 of University Village; thence N 0 degrees 01' 32" W for 0.00 feet to a point of curve; thence Northerly along the Westerly line of Lot 1 of ORAL ROBERTS UNIVERSITY HEIGHTS 2ND ADDITION on a curve to the right, with a central angle of 0 degrees 00' 58" and a radius of 350.00 feet, for 0.10 feet to a point of tangency; thence N 0 degrees 00' 34" W along the Westerly line of said Lot 1 on said tangency for 602.32 feet; thence S 89 degrees 48' 06" E for 546.16 feet to a point of curve; thence Easterly and Northeasterly along a curve to the left, with a central angle of 78 degrees 49' 29" and a radius of 511.83 feet, for 704.16 feet to a point of compound curve; thence Northeasterly, Northerly, and Westerly along a curve to the left, with a central angle of 101 degrees 10' 31" and a radius of 18.83 feet, for 33.26 feet to a point of tangency; thence N 89 degrees 48' 06" W along said tangency for 41.82 feet; thence N 00 degrees 11' 54" E for 254.33 feet; thence S 89 degrees 48' 06" E for 50.01 feet to a point of curve; thence Easterly, Northerly, and Northwesterly along a curve to the left, with a central angle of 96 degrees 38' 19" and a radius of 18.83 feet, for
31.77 feet to a point of compound curve; thence Northwesterly along a curve to the left, with a central angle of 38 degrees 21' 41" and a radius of 191.83 feet, for 128.44 feet to a point of reverse curve; thence Northwesterly and Northerly along a curve to the right, with a central angle of 45 degrees 00' 00" and a radius of 217.87 feet, for 171.12 feet to a point of tangency; thence N 0 degrees 11' 54" E along said tangency for 21.30 feet to a point of curve; thence Northerly and Northwesterly along a curve to the left, with a central angle of 22 degrees 01' 21" and a radius of 24.00 feet, for 9.22 feet to the Point of Beginning of said tract of land.

LESS AND EXCEPT:

A tract of land that is part of Lot 1 in Block 1 of ORAL ROBERTS UNIVERSITY HEIGHTS 2ND ADDITION, an Addition to the City of Tulsa, Tulsa County, Oklahoma, said tract of land being described as follows, to-wit:

Starting at the Northwest corner of Lot 1 of University Village, an Addition to the City of Tulsa, Tulsa County, Oklahoma, thence S 89 degrees 53' 47" E along the Northerly line of said Lot 1 for 779.12 feet to the "Point of Beginning" of said tract of land; thence N 0 degrees 06' 13" E for 64.50 feet; thence S 89 degrees 53' 47" E for 58.00 feet; thence S 0 degrees 06' 13" W for 64.50 feet to a point on the Northerly line of Lot 1 of "University Village"; thence N 89 degrees 53' 47" W along said Northerly line for 58.00 feet to the Point of Beginning of said tract of land.

[GRAPHIC ON FILE]

Cityplex Towers
60 Story Tower
29th Floor Plan
20 offices 8c 12 spaces
2 conference rooms

[GRAPHIC ON FILE]

Cityplex Towers
60 Story Tower
30th Floor Plan

3000 - ENGlobal Design Group
10,950 Sq. Ft.

[GRAPHIC ON FILE]

60 Story Tower
3200 - Englobal Eng./IDS
11,250 Sq. Ft.

[GRAPHIC ON FILE]

60 Story Tower

3300-

[GRAPHIC ON FILE]

60 Stoiy Tower

3500-


Floor Plan

                                   Exhibit "C"

                               TENANT IMPROVEMENTS



Tenant accepts the "Premises" in as-is condition.

                                   Exhibit "D"

                              RULES AND REGULATIONS

     1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the leased premises or for going from one part of the Building to another part of the Building. Canvassing, soliciting, and peddling in the Building are prohibited.

     2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed and no unsuitable material shall be placed therein.

     3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places as shall be first approved in writing by Landlord in its discretion. Landlord will prepare one (1) building standard identification sign at Landlord's expense. No additional signs shall be posted without Landlord's prior written consent as to location and form, and the cost of preparing and posting such signs shall be borne solely by Tenant. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

     4. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty (example: Candles, halogen floor lamps, electric heaters).

     5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects, which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible tenant.

     6. A tenant shall notify the Building manager when safes or other heavy equipment or objects are taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require. Any moving in or moving out of Tenant's equipment, furniture, files, and/or fixtures shall be done only with prior written notice to Landlord, and Landlord shall be entitled to prescribe the hours of such activity, the elevators which shall be available for such activity and shall, in addition, be entitled to place such other conditions upon Tenant's moving activities as Landlord deems appropriate. Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant's property in the process of such a move, and in addition, shall indemnify and hold Landlord harmless as to all losses, damages, claims, causes of action, costs and/or expenses relating to personal injury or property damage sustained by Landlord or any third part on account of Tenant's moving activities.

     7. Corridor doors, when not in use, shall be kept closed.

     8. All deliveries must be made via the service entrance and elevators designated by Landlord for service, if any, during normal working hours. Landlords written approval must be obtained for any delivery after normal working hours.

     9. Each tenant shall cooperate with Landlord's employees in keeping leased premises neat and clean.

     10. Tenant shall not cause or permit any improper noises in the Building, or allow unpleasant odors to emanate from the leased premises, or otherwise interfere, injure, or annoy in any way other tenants or persons having business with them.

     11. No animals shall be brought into or kept in or about the Building.

     12. No boxes, crates, or other such materials shall be stored in hallways or other Common Areas. When Tenant must dispose of crates, boxes, etc., it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 5:30 p.m., so as to avoid having such debris visible in the Common Area during Normal Business Hours.

     13. No machinery of any kind, other than ordinary office machines such as computers, typewriters and calculators, shall be operated on leased premises without the prior written consent of Landlord.

     14. Tenants or their employees shall not use nor keep in the Building any flammable or explosive fluid or substance (including live Christmas trees and ornaments), or any illuminating materials including candles. No space heaters, halogen floor lamps or fans shall be operated in the Building.

     15. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

     16. No nails, hooks, or screws shall be driven into or inserted in any part of the Building except as approved by building maintenance personnel. Nothing shall be affixed to, or made to hang from the ceiling of the Premises without Landlord's prior written consent.

     17. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

     18. Outside food services will be allowed in Tenant's leased premises only.

     19. No additional locks shall be placed upon any doors without the prior written consent of Landlord. Landlord shall furnish all necessary keys, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Landlord shall initially give tenant two (2) keys to the Demised Premises. Tenant shall make no duplicates of such keys. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

     20. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels to prevent personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishing for Landlord's access will be at Tenant's expense. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

     21. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

     22. Hangtags are provided for each Tenant and their employees and must be displayed properly in vehicles while on CityPlex property.

     23. Employees are not to park in Visitor parking.

     24. Upon second vehicle violation notice, vehicles will be towed at owners' expense.

     25. Tenants and their employees are not allowed to advertise "For Sale" any vehicles on CityPlex Towers property.

     26. Tenants have the option of allowing their employees to have access to the building with Security Codes provided by the Management Company. Any transferring of codes will result in immediate deletion from the security system.

     27. No portion of the Building shall be used for the purpose of lodging rooms.

     28. Tenant will not place vending machines or dispensing machines of any kind in the leased premises.

     29. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

     30. No tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord working under Landlord's supervision.

     31. Smoking is prohibited on the North, East and West sides of the building. Smoking is permitted in the designated areas of the building and in the smoking rooms designated by Landlord within the building.

     In the event that Tenant, it's agents and employees smoke in any area other than those described above, Landlord reserves the right to charge Tenant as additional rent hereunder, Fifty Dollars ($50.00) for each such occurrence.

     CityPlex Security personnel on-site as well as will monitor the non-smoking areas by video.

     32. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its judgment shall from time to time be needful for the operation of the Building, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.




                                                  Last Revision: August 18, 2002

                     CONFIRMATION OF PRIOR AGENCY DISCLOSURE
                     ---------------------------------------



     The Oklahoma Real Estate Commission Rules require a licensee, as agent or principal, to clearly disclose the agency relationship(s) to the Landlord and Tenant prior to their entering into a binding agreement, and to confirm the prior agency disclosure in a separate provision, incorporated in or attached to that agreement.


     In compliance with this Commission Rule, Landlord and Tenant confirm that before they entered into this Lease Agreement, Tower Realty Group, Inc. and Austin Neal had previously disclosed that they represent the Landlord.


                                                     LANDLORD

                                                     Oral Roberts University,
                                                     an Oklahoma corporation



                                                     By: David Elsworth

 Date  01/27/05                                      Title: EVP


                                                     TENANT

                                                     ENGlobal Engineering, Inc.
                                                     A Texas corporation

                                                     By: /s/ William A. Coskey

                                                     Title: CEO

                                    ADDENDUM

                    TO CITYPLEX TOWER OFFICE LEASE AGREEMENT
                                 BY AND BETWEEN
                      ORAL ROBERTS UNIVERSITY, AN OKLAHOMA
                              CORPORATION, LANDLORD
                                       AND
                ENGLOBAL ENGINEERING, A TEXAS CORPORATION, TENANT

1. Termination Option: Tenant shall have the right to terminate up to 11,250 rentable square feet of the Lease effective on February 28, 2006 by giving the Landlord ninety (90) days prior written notice of its' intent to terminate. Tenant shall also have the right to terminate up to 11,250 rentable square feet of the Lease effective on February 28, 2007 by giving Landlord ninety (90) days prior written notice of its' intent to terminate.

2. Expansion Option: Provided that this Lease is then in full force and effect, and provided further that Tenant is not then in breach or default under any of the terms, covenants or conditions in this Lease on Tenant's part to observe or perform, Tenant shall have the right to lease additional space in the Building at any time during the initial Lease term, subject to availability. The Base Rental for said additional space shall be the then current base rental called for in the Lease.